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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

☒    Current Report Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

December 13, 2002
Date of report
(Date of earliest event reported)

Great Lakes REIT
(Exact name of Registrant as specified in Charter)

Commission file number:    1-14307

Maryland (State or other jurisdiction of incorporation or organization)	36-4238056 (I.R.S. Employer identification no.)
823 Commerce Drive, Suite 300, Oak Brook, IL (Address of principal executive offices)	60523 (Zip Code)
(630) 368-2900 (Registrant's telephone number, including area code)

Item 2. ACQUISITION OR DISPOSITION OF ASSETS

        As previously reported in a Current Report on Form 8-K filed October 14, 2002, on October 1, 2002, Great Lakes REIT through Great Lakes REIT, L.P. and a newly formed subsidiary, GLR-Medical Properties One, LLC, a Delaware limited liability company (collectively, the "Company") completed the purchase of eight medical office buildings in the metropolitan Chicago market for approximately $59.6 million. The properties were acquired from Advocate Health and Hospitals Corporation and an affiliate, a Chicago-area health care services provider not affiliated with the Company.

        The eight medical office buildings, seven of which are subject to 75-year ground leases, total 459,000 square feet and range in size from 50,000 to 130,000 square feet.

        Funds for the purchase came from funds held in trust for the completion of a 1031 tax-free exchange transaction and from a $36 million one-year bridge loan from Bank One NA. The interest rate on the bridge loan floats at LIBOR plus 1.85% for the first six months and at LIBOR plus 2.5% for the second six months. The bridge loan may be pre-paid any time prior to its due date without penalty.

Item 7. Financial Statements and Exhibits

        The required financial statements for the medical office buildings are attached as exhibit A.

        The required pro forma financial statements are attached as exhibit B.

        The consent of Ernst & Young LLP is filed as exhibit C.

        No information is required under Items 1,3,4,5 and 6, and these items have therefore been omitted.

By:	/s/ James Hicks James Hicks, Treasurer

Exhibit A

Combined Statements of Revenue and Certain Expenses

Professional Office Buildings

Year ended December 31, 2001 and period from
January 1, 2002 to September 30, 2002 (Unaudited)
with Report of Independent Auditors

Professional Office Buildings

Combined Financial Statements

Year ended December 31, 2001

Contents

Report of Independent Auditors	1
Combined Statements of Revenue and Certain Expenses—Year ended December 31, 2001 and period from January 1, 2002 to September 30, 2002 (Unaudited)	2
Notes to Combined Statements of Revenue and Certain Expenses	3

Report of Independent Auditors

The Board of Trustees of
Great Lakes REIT

        We have audited the accompanying combined statement of revenue and certain expenses of Professional Office Buildings as described in Note 1 (the Properties) for the year ended December 31, 2001. The combined statement of revenue and certain expenses is the responsibility of the Properties' management. Our responsibility is to express an opinion on the combined statement of revenue and certain expenses based on our audit.

        We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the combined statement of revenue and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined statement of revenue and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

        The accompanying combined statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Great Lakes REIT as described in Note 2 and is not intended to be a complete presentation of the Properties' revenue and expenses.

        In our opinion, the combined statement of revenue and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses of the Properties described in Note 2 for the year ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.

Chicago, Illinois
December 9, 2002

Professional Office Buildings

Combined Statements of Revenue and Certain Expenses

	Year ended December 31, 2001	January 1, 2002, to September 30, 2002 (Unaudited)
	(In Thousands)
Revenue
Rents including expense reimbursements	$7,772	$6,056

Total revenue	7,772	6,056

Expenses
Property operating and maintenance	2,296	1,755
Real estate taxes	1,334	1,073
Management fees	237	182
General and administrative	406	270

Total expenses	4,273	3,280

Revenue in excess of certain expenses	$3,499	$2,776

See accompanying notes.

Professional 0ffice Buildings

Notes to Combined Statements of Revenue and Certain Expenses

1.    Business

        The accompanying combined statements of revenue and certain expenses relate to the operations of eight medical office buildings with approximately 459,000 aggregate rentable square feet, located in the metropolitan Chicago market (the Properties). The Properties were acquired on October 1, 2002, in a single transaction from affiliated sellers who are not related to Great Lakes REIT.

2.    Summary of Significant Accounting Policies

Basis of Presentation

        The accompanying combined statements of revenue and certain expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Great Lakes REIT. The statements are not representative of the actual operations of the Properties for the periods presented nor indicative of future operations as certain expenses, primarily depreciation, amortization and interest expense, which may not be comparable to the expenses expected to be incurred by Great Lakes REIT in future operations of the Properties, have been excluded.

Revenue and Expense Recognition

        Revenue is recognized on a straight-line basis over the terms of the related leases. Expenses are recognized in the period in which they are incurred.

Use of Estimates

        The preparation of the combined statements of revenue and certain expenses in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting periods. Actual results could differ from these estimates.

Unaudited Interim Statement

        The financial statement for the 2002 interim period includes the revenue and certain expenses for the period prior to acquisition by Great Lakes REIT. In the opinion of management, such financial statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal, recurring nature.

3.    Rentals

        The Properties have entered into tenant leases that provide for tenants to share in the operating expenses and real estate taxes on a pro rata basis, as defined.

4.    Related Party Transactions

        The Properties are generally located on the grounds of hospitals operated by the sellers. During 2001 and the interim period in 2002, the Properties were provided some or all of the following services by the related hospitals: housekeeping, building and grounds maintenance, security, engineering, utilities, property and casualty insurance coverage and certain administrative services. Charges for such services were based on management's estimates regarding utilization of hospital personnel or various apportionment factors such as relative square footage. The amounts of such related party charges reflected in the accompanying statements of revenue and certain expenses are as follows:

	Year Ended December 31, 2001	January 1, 2002 to September 30, 2002 (unaudited)
Personnel related	$163,231	$137,365
Maintenance, housekeeping, and security	151,041	133,199
Utilities	632,476	467,933
Administrative, asset management and insurance	398,910	268,126

	$1,345,658	$1,006,623

        During 2001 and the interim period in 2002, approximately 123,000 square feet of office space in the Properties were used by the hospitals for their own purposes. Accordingly, no rental and reimbursement income is reflected in the accompanying statements of revenue and certain expenses relating to such space.

Exhibit B

Great Lakes REIT

Pro Forma Condensed Consolidated Balance Sheet

As of September 30, 2002

(Unaudited) (In Thousands except per share data)

	As Reported (1)	Medical Office Buildings (2)	Pro Forma
Assets
Operating Properties:
Land	$63,065	$1,290	$64,355
Buildings and improvements	458,007	58,330	516,337

	521,072	59,620	580,692
Less accumulated depreciation	63,371		63,371

	457,701	59,620	517,321
Assets held for sale, net	767		767
Cash and cash equivalents	23,324	(21,203)	2,121
Real estate tax escrows	288		288
Rents receivable	6,478		6,478
Deferred financing and leasing costs, net of accumulated amortization	8,736	141	8,877
Goodwill, net of accumulated amortization	1,061		1,061
Other assets	2,887	(1,000)	1,887

Total assets	$501,242	$37,558	$538,800

Liabilities and shareholders' equity:
Bank loan payable	$114,450	$36,000	$150,450
Mortgage loans payable	148,123		148,123
Bonds payable	3,620		3,620
Accounts payable and accrued liabilities	4,341		4,341
Dividends payable	2,538		2,538
Accrued real estate taxes	14,183	1,346	15,529
Prepaid rent	4,270	149	4,419
Security deposits	1,532	63	1,595

Total liabilities	293,057	37,558	330,615

Minority interests	676		676

Preferred shares of beneficial interest ($0.01 par value, 10,000 shares authorized; 1,500 9 3/4% Series A Cumulative Redeemable shares, with a $25.00 per share Liquidation Preference, issued and outstanding in 2001 and 2000)	37,500		37,500
Common shares of beneficial interest ($0.01 par value, 60,000 shares authorized; 18,313 and 18,275 shares issued in 2002 and 2001, respectively)	183		183
Paid-in-capital	235,484		235,484
Retained earnings (deficit)	(16,975)		(16,975)
Employee share loans	(18,101)		(18,101)
Deferred compensation	(2,111)		(2,111)
Accumulated other comprehensive income (loss)	(1,147)		(1,147)
Treasury shares, at cost (1,772 shares)	(27,324)		(27,324)

Total shareholders' equity	207,509	—	207,509

Total liabilities and shareholders' equity	$501,242	$37,558	$538,800

(1)
Represents the historical results of the Company.

(2)
Represents the acquisition of the medical office buildings.

The accompanying notes are an integral part of these financial statements.

Great Lakes REIT

Pro Forma Condensed Consolidated Statement of Income

For the nine months ended September 30, 2002

(Unaudited) (In Thousands except per share data)

	As Reported (1)	Medical Office Buildings (2)	Other Acquisition (3)	Other Dispositions (4)	Pro Forma Adjustments		Pro Forma
Revenues:
Rental and reimbursements	$72,725	$6,056	$1,600	$—	$1,305	(5)	$81,686
Parking	373						373
Telecommunications	119						119
Tenant service	257						257
Interest	1,000						1,000
Other	698		33				731

Total revenues	75,172	6,056	1,633	—	1,305		84,166

Expenses:
Real estate taxes	12,049	1,073	431				13,553
Other property operating	19,856	1,937	473		(69	)(6)	22,198
General and administrative	3,888	270	41				4,198
Interest	11,334				1,094	(7)	12,428
Depreciation and amortization	14,362				1,215	(8)	15,577

Total expenses	61,489	3,280	945	—	2,240		67,954

Income from continuing operations	13,683	2,776	688	—	(935)		16,212
Gain on sale of properties	7,165						7,165
Discontinued operations, net	812			(812)			—
Minority interest	(34)						(34)

Net income	21,626	2,776	688	(812)	(935)		23,343
Income allocated to preferred shareholders	2,742						2,742

Net income applicable to common shares	$18,884	$2,776	$688	$(1,624)	$(935)		$20,601

Earnings per common share — basic	$1.15						$1.26

Weighted average common shares outstanding — basic	16,370						16,370

Diluted earnings per common share	$1.14						$1.25

Weighted average common shares outstanding — diluted	16,532						16,532

Comprehensive income:
Net income	$21,626						$23,343
Change in fair value of interest rate swaps	(1,646)						(1,646)

Total comprehensive income	$19,980						$21,697

(1)
Represents the historical results of the Company.

(2)
Represents the unaudited historical results of operations of the medical office buildings for the nine months ended September 30, 2002, as if the Company had acquired the medical office buildings on January 1, 2002.

(3)
Represents the estimated historical results of operations of 1111 Touhy Avenue, Des Plaines, Illinois that was acquired on August 1, 2002, for the seven months ended July 31, 2002, as if the Company had acquired it on January 1, 2002.

(4)
Represents the unaudited historical results of operations for properties sold during 2002, through the date of sale. The following properties were sold in 2002:

Property	Location	Date of Sale
160 Hansen Court	Wood Dale, IL	April 22, 2002
3400 Dundee Road	Northbrook, IL	July 1, 2002
305, 315 and 325 Eisenhower Parkway	Ann Arbor, MI	August 31, 2002
(5)
Rental and reimbursements revenues for the nine months ended September 30, 2002 relates to certain space leased by Advocate Health Care, the former owner, and is computed based on leases that were entered into with Advocate Health Care as of October 1, 2002, the date of acquisition of the medical office building portfolio, for office space that will continue to be used by Advocate Health Care as if such leases were in place as of January 1, 2002.

(6)
Adjustment to Other operating expenses for the nine months ended September 30, 2002 relates to ground rent ($153) payable to Advocate Health Care, the former owner, pursuant to 75 year ground leases entered into as of October 1, 2002, the date of acquisition of the medical office building portfolio, for seven of the eight acquired properties, as if such leases were in place as of January 1, 2002. This amount has been offset by the elimination of management fees payable to third parties ($182) as the Company will not incur such fees, as well as an adjustment to reflect the projected reduction in payroll expenses ($40) which the Company will incur for the medical office building portfolio, as if such reduction in management fees and payroll expenses were in place as of January 1, 2002.

(7)
Interest expense ($1,094) for the nine months ended September 30, 2002, is computed on the amount borrowed to acquire the medical office building portfolio ($36,000) for the nine months ended September 30, 2002, at 4.05% per annum (the average interest rate during this period that would have been incurred on the amount borrowed).

(8)
Depreciation is computed on a straight-line basis over 40 years for the nine months ended September 30, 2002 for the medical office building portfolio and 1111 Touhy Avenue based on the purchase price paid for these properties by the Company.

Great Lakes REIT

Pro Forma Condensed Consolidated Statement of Income

For the year ended December 31, 2001

(Unaudited) (In Thousands except per share data)

	As Reported (1)	Medical Office Buildings (2)	Other Acquisition (3)	Other Dispositions (4)	Pro Forma Adjustments		Pro Forma
Revenues:
Rental and reimbursements	$99,646	$7,772	$2,724	$(5,366)	$1,740	(5)	$106,516
Parking	436			(18)			418
Telecommunications	467			(16)			451
Tenant service	437			(18)			419
Interest	1,532						1,532
Other	628		77	(27)			678

Total revenues	103,146	7,772	2,801	(5,445)	1,740		110,014

Expenses:
Real estate taxes	16,209	1,334	658	(910)			17,291
Other property operating	26,090	2,533	882	(1,238)	(85	)(6)	28,182
General and administrative	4,992	406	82	(197)			5,283
Interest	14,331				1,840	(7)	16,171
Depreciation and amortization	19,852			(1,025)	1,664	(8)	20,491

Total expenses	81,474	4,273	1,622	(3,370)	3,419		87,418

Income before allocation to minority interests	21,672	3,499	1,179	(2,075)	(1,679)		22,596
Minority interest	(52)						(52)

Net income	21,620	3,499	1,179	(2,075)	(1,679)		22,544
Income allocated to preferred shareholders	3,656						3,656

Net income applicable to common shares	$17,964	$3,499	$1,179	$(2,075)	$(1,679)		$18,888

Earnings per common share — basic	$1.09						$1.14

Weighted average common shares outstanding — basic	16,520						16,520

Diluted earnings per common share	$1.08						$1.13

Weighted average common shares outstanding — diluted	16,655						16,655

Comprehensive income:
Net income	$21,620						$22,544
Change in fair value of interest rate swaps	499						499

Total comprehensive income	$22,119						$23,043

(1)
Represents the historical results of the Company.

(2)
Represents the unaudited historical results of operations of the medical office buildings for the year ended December 31, 2001, as if the Company acquired the medical office buildings on January 1, 2001.

(3)
Represents the estimated historical results of operations of 1111 Touhy Avenue, Des Plaines, Illinois that was acquired on August 1, 2002, for the year ended December 31, 2001, as if the Company acquired it on January 1, 2001.

(4)
Represents the unaudited historical results of operations for the year ended December 31, 2001, for the properties sold during 2002, as if the Company sold the properties on January 1, 2001. The following properties were sold in 2002:

Property	Location	Date of Sale
160 Hansen Court	Wood Dale, IL	April 22, 2002
3400 Dundee Road	Northbrook, IL	July 1, 2002
305, 315 and 325 Eisenhower Parkway	Ann Arbor, MI	August 31, 2002
(5)
Rental and reimbursements revenues for the year ended December 31, 2001 relates to certain space leased by Advocate Health Care, the former owner, and is computed based on leases that were entered into with Advocate Health Care as of October 1, 2002, the date of acquisition of the medical office building portfolio, for office space that will continue to be used by Advocate Health Care as if such leases were in place as of January 1, 2001.

(6)
Adjustment to Other operating expenses for the year ended December 31, 2001 relates to ground rent ($205) payable to Advocate Health Care, the former owner, pursuant to 75 year ground leases entered into as of October 1, 2002, the date of acquisition of the medical office building portfolio, for seven of the eight acquired properties, as if such leases were in place as of January 1, 2001. This amount has been offset by the elimination of management fees payable to third parties ($237) as the Company will not incur such fees, as well as an adjustment to reflect the projected reduction in payroll expenses ($53) which the Company will incur for the medical office building portfolio, as if such reduction in management fees and payroll expenses were in place as of January 1, 2001.

(7)
Interest expense ($1,840) for the year ended December 31, 2001, is computed on the amount borrowed to acquire the medical office building portfolio ($36,000) for the year ended December 31, 2001, at 5.11% per annum (the average interest rate during this period that would have been incurred on the amount borrowed).

(8)
Depreciation is computed on a straight-line basis over 40 years for the year ended December 31, 2001 for the medical office building portfolio and 1111 Touhy Avenue based on the purchase price paid for these properties by the Company.

EXHIBIT C

CONSENT OF INDEPENDENT AUDITORS

        We consent to the incorporation by reference in the Registration Statements Form S-3 No. 333-49499, Form S-8 No. 333-56617 and Form S-8 No. 333-56619 of Great Lakes REIT of our report dated December 9, 2002, with respect to the combined statement of revenue and certain expenses of Professional Office Buildings for the year ended December 31, 2001 included in the Report (Form 8-K/A) of Great Lakes REIT, dated December 13, 2002.

                          Ernst & Young LLP

Chicago, Illinois
December 13, 2002

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  Item 2. ACQUISITION OR DISPOSITION OF ASSETS
  Item 7. Financial Statements and Exhibits
Contents
Report of Independent Auditors
Professional Office Buildings Combined Statements of Revenue and Certain Expenses
Professional 0ffice Buildings Notes to Combined Statements of Revenue and Certain Expenses
Great Lakes REIT Pro Forma Condensed Consolidated Balance Sheet As of September 30, 2002 (Unaudited) (In Thousands except per share data)
Great Lakes REIT Pro Forma Condensed Consolidated Statement of Income For the nine months ended September 30, 2002 (Unaudited) (In Thousands except per share data)
Great Lakes REIT Pro Forma Condensed Consolidated Statement of Income For the year ended December 31, 2001 (Unaudited) (In Thousands except per share data)
CONSENT OF INDEPENDENT AUDITORS